Details of treasury and other financial risks	12 Months Ended
Dec. 31, 2022
Details of treasury and other financial risks [Abstract]
Details of treasury and other financial risks [Text Block]

29Details of treasury and other financial risks

Accounting policies
Derivative financial instruments, including hedge accounting

The company uses derivative financial instruments principally to manage its foreign currency risks and, to a more limited extent, interest rate and commodity price risks. All derivative financial instruments are accounted for at the trade date and classified as current or non-current assets or liabilities based on the maturity date or the early termination date. The company measures all derivative financial instruments at fair value that is derived from the market prices of the instruments, calculated on the basis of the present value of the estimated future cash flows based on observable interest yield curves, basis spread, credit spreads and foreign exchange rates, or derived from option pricing models, as appropriate. Gains or losses arising from changes in fair value of derivatives are recognized in the Consolidated statements of income, except for derivatives that are highly effective and qualify for cash flow or net investment hedge accounting.

Changes in the fair value of foreign exchange forward contracts attributable to forward points and changes in the time value of the option contracts are deferred in the cash flow hedges reserve within equity. The deferred amounts are recognized in the Consolidated statements of income against the related hedged transaction when it occurs.

Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in OCI until the Consolidated statements of income are affected by the variability in cash flows of the designated hedged item. To the extent that the hedge is ineffective, changes in the fair value are recognized in the Consolidated statements of income.

The company formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is established that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the company discontinues hedge accounting prospectively. When hedge accounting is discontinued because it is expected that a forecasted transaction will not occur, the company continues to carry the derivative on the Consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in the same line item as they relate to in the Consolidated statements of income.

Foreign currency differences arising upon retranslation of financial instruments designated as a hedge of a net investment in a foreign operation are recognized directly in the currency translation differences reserve through OCI, to the extent that the hedge is effective. To the extent that the hedge is ineffective, such differences are recognized in the Consolidated statements of income.

Accounting estimates and judgments

Financial assets are subject to impairment assessment, which involves estimating expected credit losses. Refer to Other financial assets for accounting policies on impairment of financial assets.

Philips is exposed to several types of financial risks which are further analyzed below. Philips does not purchase or hold derivative financial instruments for speculative purposes. Information regarding financial instruments is included in Fair value of financial assets and liabilities.

Liquidity risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities.

Liquidity risk for the group is monitored through the Treasury liquidity committee, which tracks the development of the actual cash flow position for the group and uses input from a number of sources in order to forecast the overall liquidity position on both a short and longer term basis. Philips invests surplus cash in short-term deposits with appropriate maturities to ensure sufficient liquidity is available to meet liabilities when due and in money market funds.

The rating of the company’s debt by major rating agencies may improve or deteriorate. As a result, Philips’ future borrowing capacity may be influenced and its financing costs may fluctuate. Philips has various sources to mitigate the liquidity risk for the group. As of December 31, 2022, Philips had EUR 1,172 million in cash and cash equivalents (2021: EUR 2,303 million), within which short-term deposits of EUR 482 million (2021: EUR 1,357 million). Cash and cash equivalents include all cash balances, money market funds and short-term highly liquid investments with an original maturity of three months or less that are readily convertible into known amounts of cash. Philips pools cash from subsidiaries to the extent legally and economically feasible; cash not pooled remains available for the company’s operational or investment needs.

Philips faces cross-border foreign exchange controls and/or other legal restrictions in a few countries that could limit its ability to make these balances available on short notice for general use by the group.

Philips has a USD 2.5 billion Commercial Paper Program and a EUR 1 billion committed standby revolving credit facility that can be used for general group purposes, such as a backstop for its Commercial Paper Program. As of December 31, 2022, Philips did not have any loans outstanding under either facility. These facilities do not have a material adverse change clause, have no financial covenants and no credit-rating-related acceleration possibilities. Philips issued commercial paper of EUR 200 million in September 2022 and EUR 101 million in October 2022, that was repaid throughout the fourth quarter of 2022. In addition, Philips secured a EUR 1 billion credit facility in the fourth quarter of 2022 that can be used for general corporate purposes. As of December 31, 2022, Philips had EUR 500 million outstanding under the credit facility. The facility does not have a material adverse change clause, has no financial covenants and no credit-rating-related acceleration possibilities. As per March 9, 2020, Philips established a Euro Medium-Term Note (EMTN) program, a framework that facilitates the issuance of notes for a total amount up to EUR 10 billion. In 2022, Philips issued three new tranches under the program for a total of EUR 2 billion, while also redeeming its outstanding 2023 and 2024 Notes and issuing a tender offer on the outstanding 2025 and 2026 Notes. For a description of Philips’ credit facilities, refer to Debt.

In addition to cash and cash equivalents, as of December 31, 2022, Philips also held EUR 32 million of listed (level 1) equity investments at fair value (classified as other non-current financial assets).

The following table presents a summary of the Group’s fixed contractual cash obligations and commitments as of December 31, 2022. These amounts are an estimate of future payments which could change as a result of various factors such as a change in interest rates, foreign exchange, contractual provisions, as well as changes in business strategy and needs. Therefore, the actual payments made in future periods may vary from those presented in the following table:

Philips Group

Contractual cash obligations1)2)

in millions of EUR

		payments due by period
	total	less than 1 year	1-3 years	3-5 years	after 5 years
Long-term debt	8,168	842	1,760	1,809	3,757
Short-term debt	89	89
Interest on debt	1,683	159	304	264	956
Derivative liabilities	210	208	2
Purchase obligations3)	782	336	412	21	12
Trade and other payables	1,968	1,968
Contractual cash obligations	12,901	3,603	2,478	2,094	4,725
1)Amounts in this table are undiscounted2)This table excludes post-employment benefit plan contribution commitments and income tax liabilities in respect of tax risks because it is not possible to make a reasonably reliable estimate of the actual period of cash settlement.3)Purchase obligations are agreements to purchase goods or services that are enforceable and legally binding for the Group. They specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum or variable price provisions and the approximate timing of the transaction. They do not include open purchase orders or other commitments which do not specify all significant terms.

Philips has contracts with investment funds where it committed itself to make, under certain conditions, capital contributions to these funds of an aggregated remaining amount of EUR 127 million (2021: EUR 116 million). As of December 31, 2022 capital contributions already made to these investment funds are recorded as non-current financial assets.

Philips offers voluntary supply chain finance programs with third parties which provide participating suppliers the opportunity to factor their trade receivables at the sole discretion of both the suppliers and the third parties. Philips continues to recognize these liabilities as trade payables and settles them accordingly on the invoice maturity date based on the terms and conditions these arrangements. As of December 31, 2022 approximately EUR 151 million (2021: EUR 139 million)of the Philips account payable were transferred under these arrangements.

With respect to the Respironics field action, please refer to Contingencies. The management continues to monitor the risks associated with such potential claims and its impact on liquidity position, if any.

Leasing activities

The company leases various items of real estate, vehicles and other equipment where it acts as a lessee. The company has multiple extension and termination options in a number of lease contracts. These are used to maximize operational flexibility in terms of managing the assets used in the company's operations. The options considered reasonably certain are part of lease liabilities. However, the options not considered reasonably certain are not part of lease liability, which exposes the company to potential future cash outflows amounting to EUR 400 million. In addition, the company is committed to leases not yet commenced to EUR 93 million. The company's lease contracts do not contain financial covenants.

The company enters into sale-and-leaseback transactions primarily for its Sleep & Respiratory Care businesses. These transactions are accounted for at market value. The payments for these leases are considered in determining lease liabilities. Principal repayments are part of cash flows used for financing activities and interest payments are part of cash flows used for operating activities. The cash inflows arising from the sales transactions are part of cash flows provided by financing activities. Lease payments under sale-and-leaseback arrangements for 2022 were EUR 72 million (2021: EUR 85 million). The remaining minimum payment under sale-and-leaseback arrangements included in lease obligations above are as follows:

Philips Group

Remaining minimum payments under sale-and-leaseback arrangements

in millions of EUR

2023	55
2024	38
2025	23
2026	14
2027	5
Thereafter	18

Philips has leasing activities where it acts as lessor. In such arrangements, Philips provides the customer with a right to use of medical equipment in exchange for a series of payments. Residual values of assets under lease form an insignificant part of the carrying amount of those assets. Residual values are influenced by asset market prices and are therefore subject to management estimation. Residual values are at least reassessed on an annual basis, or more often when necessary. Reassessments are based on a combination of realization of assets sold, expert knowledge and judgment of local markets. For lease receivables, the value of unguaranteed residual values as of December 31, 2022 was EUR 0.6 million (2021: EUR 0.2 million). In order to reduce residual value risk exposures there may be residual value guarantees or purchase options embedded in the customer contract. Credit risk for lease receivables is reviewed regularly and mitigated, for example, by retaining a security interest in the leased asset.

Currency risk

Currency risk is the risk that reported financial performance or the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Philips operates in many countries and currencies and therefore currency fluctuations may impact Philips’ financial results. Philips is exposed to currency risk in the following areas:

  Transaction exposures, related to anticipated sales and purchases and on-balance-sheet receivables/payables resulting from such transactions
  Translation exposure of foreign-currency intercompany and external debt and deposits
  Translation exposure of net income in foreign entities
  Translation exposure of foreign-currency-denominated equity invested in consolidated companies
  Translation exposure to equity interests in non-functional-currency investments in associates and other non-current financial assets.

It is Philips’ policy to reduce the potential year-on-year volatility caused by foreign-currency movements on its net earnings by hedging the anticipated net exposure of foreign currencies resulting from foreign-currency sales and purchases. In general, net anticipated exposures for the Group are hedged during a period of 15 months in layers of 20% up to a maximum hedge of 80%. Philips’ policy requires significant committed foreign currency exposures to be fully hedged, generally using forwards. However, not every foreign currency can or shall be hedged as there may be regulatory barriers or prohibitive hedging cost preventing Philips from effectively and/or efficiently hedging its currency exposures. As a result, hedging activities cannot and will not eliminate all currency risks for anticipated and committed transaction exposures.

The following table outlines the estimated nominal value in millions of EUR for committed and anticipated transaction exposure and related hedges for Philips’ most significant currency exposures consolidated as of December 31, 2022:

Philips Group

Estimated transaction exposure and related hedges

in millions of EUR

	Sales/Receivables		Purchases/Payable
	exposure	hedges	exposure	hedges
Balance as of December 31, 2022
Exposure currency
USD	1,754	(1,530)	(979)	936
JPY	479	(289)	(9)	9
GBP	303	(188)	(7)	7
CNY	346	(259)	(80)	79
CAD	203	(138)
PLN	65	(62)
AUD	139	(92)	(1)	1
CHF	132	(56)	(3)	2
CZK	48	(50)
SEK	55	(17)	(1)	1
RUB	192	(192)	(129)	129
Others	64	(46)	(259)	162
Total 2022	3,779	(2,920)	(1,468)	1,326
Total 2021	5,131	(3,363)	(1,559)	1,322

Philips uses foreign exchange spot and forward contracts, as well as zero cost collars in hedging the exposure. The derivatives related to transactions are, for hedge accounting purposes, split into hedges of on-balance-sheet accounts receivable/ payable and forecasted sales and purchases. Changes in the value of on-balance-sheet foreign-currency accounts receivable/payable, as well as the changes in the fair value of the hedges related to these exposures, are reported in the income statement under costs of sales. The RUB as shown in the table above was hedged for part of the year till Q2 2022. Hedges related to forecasted transactions, where hedge accounting is applied, are accounted for as cash flow hedges. The results from such hedges are deferred in other comprehensive income within equity to the extent that the hedge is effective. As of December 31, 2022, a loss of EUR 2 million was deferred in equity as a result of these hedges (2021: EUR 25 million loss). The result deferred in equity will be released to earnings mostly during 2023 at the time when the related hedged transactions affect the income statement. During 2022,  EUR 1 million  (2021: EUR nil million net gain) was recorded in the consolidated statement of income as a result of ineffectiveness on certain anticipated cash flow hedges. Ineffectiveness arises when anticipated exposures are no longer expected to be highly probable. During 2022, a loss of EUR 42 million included in the cash flow hedges reserve in equity pertaining to changes in fair value of foreign exchange forward contracts attributable to forward points and changes in the time value of option contracts was released to income statement.

The total net fair value of hedges related to transaction exposure as of December 31, 2022, was an unrealized gain of EUR 6 million. The estimated impact of a 10% increase of value of the EUR is estimated to be EUR 114 million. The following table contains an overview of the instantaneous 10% increase in the value of EUR against major currencies.

Philips Group

Estimated impact of 10% increase of value of the EUR on the fair value of hedges

in millions of EUR

	2021	2022
USD	78	68
JPY	13	15
GBP	14	16
CHF	5	4
PLN	3	2
RUB	10	0

The EUR 114 million increase includes a gain of EUR 41 million that would impact the income statement, which would largely offset the opposite revaluation effect on the underlying accounts receivable and payable, and the remaining gain of EUR 73 million would be recognized in equity to the extent that the cash flow hedges were effective.

Foreign exchange exposure also arises as a result of inter-company loans and deposits. Where the company enters into such arrangements, the financing is generally provided in the functional currency of the subsidiary entity. The currency of the company’s external funding and liquid assets is matched with the required financing of subsidiaries, either directly through external foreign currency loans and deposits, or synthetically by using foreign exchange derivatives, including cross currency interest rate swaps and foreign exchange forward contracts. In certain cases where group companies may also have external foreign currency debt or liquid assets, these exposures are also hedged through the use of foreign exchange derivatives. Changes in the fair value of hedges related to this exposure are recognized within financial income and expenses in the statements of income. When such loans would be considered part of the net investment in the subsidiary, net investment hedging would be applied.

Translation exposure of foreign-currency equity invested in consolidated entities is generally not hedged. If a hedge is entered into, it is accounted for as a net investment hedge. Net current-period change, before tax, of the currency translation reserve of EUR 748 million mainly relates to the development of the USD versus the EUR. As of December 31, 2022, a weakening of USD by 10% versus the EUR would result in a decrease in the currency translation reserve in equity of approximately EUR 1,132 million, while a strengthening of USD by 10% versus the EUR would result in an increase in the currency translation reserve in equity of approximately EUR 1,384 million. Refer to the country risk paragraph for countries with significant foreign currency denominated equity invested.

As of December 31, 2022, cross-currency interest rate swaps for a nominal value of USD 500 million (liability at fair value: EUR 147 million) and external bond funding for a nominal value of USD 1,490 million (liability at book value: EUR 1,378 million) were designated as net investment hedges of financing investments in foreign operations for an equal amount. During 2022 a total loss of EUR 1.1 million was recognized in the income statement as ineffectiveness on net investment hedges, arising from counterparty and own credit risk.

The total net fair value of financing derivatives as of December 31, 2022, was a liability of EUR 147 million. An instantaneous 10% increase in the value of the EUR against all currencies would lead to an increase of EUR 192 million in the value of the derivatives, including a EUR 191 million increase related to the USD.

As of December 31, 2021, cross-currency interest rate swaps for a nominal value of USD 500 million (liability at fair value: EUR 116 million) and external bond funding for a nominal value of USD 1,473 million (liability at book value: EUR 1,313 million) were designated as net investment hedges of financing investments in foreign operations for an equal amount. During 2021 a total gain of EUR 1.1 million was recognized in the income statement as ineffectiveness on net investment hedges, arising from counterparty and own credit risk.

The total net fair value of financing derivatives as of December 31, 2021, was a liability of EUR 116 million. An instantaneous 10% increase in the value of the EUR against all currencies would lead to an increase of EUR 40 million in the value of the derivatives, including a EUR 40 million increase related to the USD.

Philips does not currently hedge the foreign exchange exposure arising from equity interests in non-functional-currency investments in associates and other non-current financial assets.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. As of December 31, 2022, Philips had outstanding debt of EUR 8,201 million (2021: EUR 6,980 million), which constitutes an inherent interest rate risk with potential negative impact on financial results. At year-end, Philips held EUR 1,172 million in cash and cash equivalents (2021: EUR 2,303 million), and had total long-term debt of EUR 7,270 million (2021: EUR 6,473 million) and total short-term debt of EUR 931 million (2021: EUR 506 million). As of December 31, 2022, Philips had a ratio of fixed-rate long-term debt to total outstanding debt of approximately 80% compared to 90% one year earlier. Philips debt has a long maturity profile with an average tenor of long-term debt of 6.1 years with maturities up to 2042.

The following table provides the impact of a 1% increase/decrease of interest rates on the fair value of the debt and the annualized net interest expenses.

Philips Group

Net debt1) and interest rate sensitivity

in millions of EUR

	2021	2022
Impact 1% interest increase on the fair value of the fixed-rate long-term debt2)3)	(297)	(274)
Impact 1% interest decrease on the fair value of the fixed-rate long-term debt2)3)	298	274
Impact 1% interest increase on the annualized net interest expense4)	20	4
1)The definition of this non-IFRS measure and a reconciliation to the IFRS measure is included in Equity2)The sensitivity analysis conducted shows that if long-term interest rates were to increase/decrease instantaneously by 1% from their level of December 31, 2022, with all other variables (including foreign exchange rates) held constant.3)Fixed-rate long-term debt is excluding forward contracts.4)The impact is based on the outstanding net cash position (after excluding fixed-rate debt) as of December 31, 2022.

Global regulators and central banks have been driving international efforts to reform key benchmark interest rates (Interbank Offered Rate or IBOR rates). The market has transitioned to alternative risk-free reference rates (RFRs) that are transaction-based. LIBOR has been discontinued for most currencies and maturities after December 31, 2021, except for the US-dollar for which certain maturities are expected to be phased out in 2023. The company has no interest rate hedging relationships which get affected by the reform and does not expect any significant impact on existing contracts due to change in the interest rates. The company implemented new alternative risk-free rates from January 1, 2022 and the impact upon transition was EUR 1 million financial expense.

Equity price risk

Equity price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in equity prices.

Philips is a shareholder in some publicly listed companies and as a result is exposed to potential financial loss through movements in their share prices. The aggregate equity price exposure in such financial assets amounted to approximately EUR 32 million as of December 31, 2022 (2021: EUR 67 million). Philips does not hold derivatives in the above-mentioned listed companies. Philips also has shareholdings in several privately-owned companies amounting to EUR 229 million, mainly consisting of minority stakes in companies in various industries. As a result, Philips is exposed to potential value adjustments.

Commodity price risk

Commodity price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in commodity prices.

Philips is a purchaser of certain base metals, precious metals and energy. Philips may hedge certain commodity price risks using derivative instruments to minimize significant, unanticipated earnings fluctuations caused by commodity price volatility. As of December 31, 2022 and 2021, respectively, Philips did not have any significant outstanding financial commodity derivatives.

Credit risk

Credit risk represents the loss that would be recognized at the reporting date, if counterparties failed completely to perform their payment obligations as contracted. Credit risk is present within Philips trade receivables and contract assets. To have better insights into the credit exposures, Philips performs ongoing evaluations of the financial and non-financial condition of its customers and adjusts credit limits when appropriate. In instances where the creditworthiness of a customer is determined not to be sufficient to grant the credit limit required, there are a number of mitigation tools that can be utilized to close the gap, including reducing payment terms, cash on delivery, pre-payments and pledges on assets.

Philips invests available cash and cash equivalents with various financial institutions and is exposed to credit risk with these counterparties. Philips is also exposed to credit risks in the event of non-performance by financial institutions with respect to financial derivative instruments. Philips actively manages concentration risk and on a daily basis measures the potential loss under certain stress scenarios, should a financial institution default. These worst-case scenario losses are monitored and limited by the company.

The company does not enter into any financial derivative instruments to protect against default by financial institutions. However, where possible the company requires all financial institutions with which it deals in derivative transactions to complete legally enforceable netting agreements under an International Swap Dealers Association master agreement or otherwise prior to trading, and whenever possible, to have a strong credit rating. Philips also regularly monitors the development of the credit risk of its financial counterparties. Wherever possible, cash is invested and financial transactions are concluded with financial institutions with strong credit ratings or with governments or government-backed institutions.

The following table shows the number of financial institutions with credit rating A- and above with which Philips has cash at hand and short-term deposits above EUR 10 million as of December 31, 2022.

Philips Group

Credit risk with number of counterparties

for deposits above EUR 10 million

	10-100 million	100-500 million	500 million and above
AA- rated bank counterparties	1	0	0
A+ rated bank counterparties	3	1	0
A rated bank counterparties	0	1	0
A- rated bank counterparties	1	1	0
	5	3	0

For an overview of the overall maximum credit exposure related to debt instruments, derivatives and loans and receivables, refer to Fair value of financial assets and liabilities.

Country risk

Country risk is the risk that political, legal, or economic developments in a single country could adversely impact performance. The country risk per country is defined as the sum of the equity of all subsidiaries and associated companies in country cross-border transactions, such as intercompany loans, accounts receivable from third parties and intercompany accounts receivable. The country risk is monitored on a regular basis.

As of December 31, 2022, the company had country risk exposure of EUR 14.0 billion in the United States, EUR 1.3 billion in China (including Hong Kong). Other countries higher than EUR 500 million are Germany EUR 808 million, United Kingdom EUR 766 million, and Japan EUR 639 million. Other country which have significant exposure is  Singapore EUR 206 million. The degree of risk of a country is taken into account when new investments are considered. The company does not, however, use financial derivative instruments to hedge country risk.

The impact of hyperinflation is also routinely assessed and was not material for the periods presented.

Other insurable risks

Philips is insured for a broad range of losses by global insurance policies in the areas of property damage/ business interruption, general and product liability, transport, directors’ and officers’ liability, employment practice liability, crime and cybersecurity. The counterparty risk related to the insurance companies participating in the above-mentioned global insurance policies is actively managed. As a rule, Philips only selects insurance companies with a financial strength of at least A-. Throughout the year the counterparty risk is monitored on a regular basis.

To lower exposures and to avoid potential losses, Philips has a global Risk Engineering program in place. The main focus of this program is on property damage and business interruption risks including company interdependencies. Regular on-site assessments take place at Philips locations and business-critical suppliers by risk engineers of the insurer in order to provide an accurate assessment of the potential loss and its impact. The results of these assessments are shared across the company’s stakeholders. On-site assessments are carried out against the predefined Risk Engineering standards, which are agreed between Philips and the insurers. Recommendations are made in a Risk Improvement report and are monitored centrally. This is the basis for decision-making by the local management of the business as to which recommendations will be implemented.

For all policies, deductibles are in place, which vary from EUR 0.3 million to EUR 10 million per occurrence and this variance is designed to differentiate between the existing risk categories within Philips. Above a first layer of working deductibles, Philips operates its own re-insurance captive, which during 2022 retained EUR 25 million per claim and EUR 50 million in the annual aggregate for general, product, professional liability, and marine cargo claims.

New contracts were signed effective December 31, 2022, for the coming year, whereby the re-insurance captive retentions remained the same.